Prospectus Supplement

April 28, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated
April 28, 2008 to the
Prospectus dated April 30,
2007 of:

Systematic Active Large Cap Core Portfolio

Systematic Active Small Cap Core Portfolio

Systematic Active Small Cap Value Portfolio

Systematic Active Small Cap Growth Portfolio

On April 25, 2008, the Board of Directors of the Morgan Stanley Institutional Fund Inc. (the "Fund") approved a Plan of Liquidation for the Systematic Active Large Cap Core Portfolio, the Systematic Active Small Cap Core Portfolio, the Systematic Active Small Cap Value Portfolio and the Systematic Active Small Cap Growth Portfolio (each a "Portfolio"), pursuant to which substantially all of the assets of each Portfolio would be liquidated, known liabilities of each Portfolio satisfied, the remaining proceeds distributed to each Portfolio's stockholders and all of the issued and outstanding shares of each Portfolio will be redeemed (the "Liquidation"). The Liquidation with respect to each Portfolio is expected to occur on or about May 15, 2008. Effective immediately, each Portfolio has suspended offering its shares.

Please retain this supplement for future reference.

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